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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)  DECEMBER 23, 1998



                          DOBSON COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in its charter)



          OKLAHOMA                 333-23769            73-1110531
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)      Identification No.)



             13439 NORTH BROADWAY EXTENSION, SUITE 200
                      OKLAHOMA CITY, OKLAHOMA                       73114
             (Address of principal executive offices)            (Zip Code)




                                    (405) 391-8500
                 (Registrant's telephone number, including area code)

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                       INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 23, 1998, Dobson Communications Corporation (the "Company") acquired Sygnet Wireless, Inc. and its wholly-owned subsidiary, Sygnet Communications, Inc. (together, "Sygnet") through the merger of an indirect, wholly-owned subsidiary of the Company with and into Sygnet Wireless, Inc. (the "Sygnet Acquisition"). Sygnet owns the FCC cellular licenses and related assets and operates the systems for nine contiguous cellular markets (six rural service areas and three municipal service areas) in northeastern Ohio, western Pennsylvania and western New York, covering an area with a population of approximately 2.4 million.

     The purchase price paid for Sygnet was $337.5 million, subject to Sygnet's outstanding liabilities which, at September 30, 1998, were approximately $302.6 million. The purchase price paid for Sygnet was determined through arm's length negotiations and was based on the Company's evaluation of Sygnet's FCC licenses, its markets, its historical and projected cash flows and operating income, its customer lists, property and equipment and the significance of its location, operations and markets in relation to the Company's operation. Prior to the Sygnet Acquisition, there was no material relationship between Sygnet and its shareholders and affiliates and the Company, its directors, shareholders and affiliates. Upon consummation of the Sygnet Acquisition, Albert H. Pharis, Jr., the chief executive officer and a director of Sygnet, became a director of, and entered into a consulting agreement with, the Company. In conjunction with the consummation of the Sygnet Acquisition, Sygnet repurchased all of its outstanding 11 1/2% Senior Notes due 2006 (the "Sygnet Note Repurchase").

     The sources of funds used by the Company for the Sygnet Acquisition included the following:

          1. The Company obtained $50.0 million from the sale of 64,646 shares of its 12 1/4% Senior Exchangeable Preferred Stock Mandatorily Redeemable 2008 (the "PIK Preferred Stock") in a private transaction pursuant to Rule 144A promulgated under the Securities Act of 1933.

          2. Dobson/Sygnet Communications Company, a direct, wholly-owned subsidiary of the Company, obtained $200.0 million from the sale of its 12 1/4% Senior Notes due 2008 in a private transaction pursuant to Rule 144A promulgated under the Securities Act of 1933 (the "Dobson/Sygnet Notes").

          3. The Company obtained $115.0 million from the sale of shares of its Class D, Class F and Class G Preferred Stock in private transactions pursuant to Rule 506 set forth in Regulation D promulgated under the Securities Act of 1933.

          4.   Dobson/Sygnet Operating Company, an indirect,

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wholly-owned subsidiary of the Company (and the entity that merged into
Sygnet) obtained $430.0 million of financing pursuant to senior secured credit facilities from NationsBank, N.A., consisting of a $50.0 million reducing, revolving credit loan and $380.0 million of term loans.

          5. Contemporaneously with the consummation of the Sygnet Acquisition, Dobson Tower Company, a wholly-owned subsidiary of the Company, purchased substantially all of Sygnet's cellular towers for $25.0 million using funds provided under a separate bank facility provided by NationsBank, N.A.

          6. The Company obtained $16.2 million under its existing bank credit facilities.

          The Company used the funds obtained as follows:

               A. The Company paid the Sygnet shareholders the merger consideration ($337.5 million).

               B. Sygnet repaid all sums due under its existing bank facility ($192.6 million).

               C. The Sygnet Note Repurchase was consummated ($110.0 million plus related tender offer premuim and expenses).

               D. The Company purchased U.S. government securities which were pledged to secure the first six installments of interest due on the Dobson/Sygnet Notes ($67.6 million).

               E. All of the Company's outstanding shares of its Class B Preferred Stock were converted into the Company's Class A Common Stock. The Company repurchased a portion of its outstanding shares of Class A Common Stock and all of its outstanding shares of Class C Preferred Stock (an aggregate of $33.0 million).

               F. The Company paid estimated fees and expenses related to the Sygnet Acquisition and the financings described above ($37.9 million).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

         The audited financial statements of Sygnet Wireless, Inc. and its subsidiaries, consisting of consolidated balance sheets as of December 31, 1996 and 1997 and consolidated statements of income and cash flows for the three years ended December 31, 1997 and the unaudited 1998 interim consolidated financial statements of Sygnet Wireless, Inc. and its subsidiaries will be filed by amendment to this report on or before March 8, 1999.

(b)  Pro Forma Financial Information

         The unaudited pro forma financial statements required

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pursuant to Article 11 of Regulation S-X will be filed by amendment to this report on or before March 8, 1999.

(c)  Exhibits

     The following exhibits are filed as a part of this report:

Exhibit
  No.          Description
-------        -----------
2.0            Agreement and Plan of Merger dated July 28, 1998 between Sygnet
               Wireless, Inc. and Dobson/Sygnet Operating Company (formerly known as Front Nine Operating Company) (without schedules).

3.1            Amended and Restated Certificate of Incorporation of the
               Registrant.

3.2            Amended and Restated By-laws of the Registrant.

3.3 Certificate of Amendment to the Certificate of Designation of the Registrant's Class A Preferred Stock.

3.4 Certificate of Amendment to the Certificate of Designation of the Registrant's Class D Preferred Stock.

3.5 Certificate of Amendment to the Certificate of Designation of the Registrant's Class E Preferred Stock.

3.6            Certificate of Designation for the Registrant's Class F Preferred
               Stock.

3.7            Certificate of Designation for the Registrant's Class G Preferred
               Stock.

3.8 Certificate of Amendment to the Certificate of Designation of the Registrant's Class H Preferred Stock.

3.9            Certificate of Designation for the Registrant's 12 1/4% Senior
               Exchangeable Preferred Stock Mandatorily Redeemable 2008.

4.1            Indenture dated December 23, 1998 between Dobson/Sygnet
               Communications Company and United States Trust Company of
               New York.

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                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 7, 1999                 Dobson Communications Corporation
                                       (Registrant)


                                       By /s/ Everett R. Dobson
                                         -------------------------------------
                                         Everett R. Dobson
                                         Chairman of the Board and
                                         Chief Executive Officer


                                       By /s/ Bruce R. Knooihuizen
                                         -------------------------------------
                                         Bruce R. Knooihuizen
                                         Vice President and Chief
                                         Financial Officer